Columbia Acorn Trust

Columbia Acorn Fund

Columbia Acorn International

Columbia Acorn USA

Columbia Acorn Select

Columbia Acorn International Select

Columbia Thermostat Fund

Supplement dated September 29, 2006 to the
Statement of Additional Information
dated May 1, 2006

The Funds listed above are each a “Fund” and collectively, the “Funds.”  The Funds’ investment adviser, Columbia Wanger Asset Management, L.P. is referred to as “Columbia WAM.”

1.  As of September 11, 2006, all of the trustees of Columbia Acorn Trust were elected as trustees of Wanger Advisors Trust.

2.  The following language is added to the end of the section entitled “MANAGEMENT OF THE TRUST,” beginning on page 34 of the statement of additional information:

Certain Investment Activity Limitations

The overall investment activities of Columbia WAM and its affiliates may limit the investment opportunities for the Funds in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers.  From time to time, a Fund’s activities also may be restricted because of regulatory restrictions applicable to Columbia WAM and its affiliates, and/or their internal policies.

INT-50/113913-0906